UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 22, 2023

CENTESSA PHARMACEUTICALS PLC

(Exact name of Registrant, as specified in its charter)

England and Wales	001-04321	98-1612294
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
Mailing address:
3rd Floor
1 Ashley Road
Altrincham
Cheshire WA14 2DT
United Kingdom
(Address of principal executive offices) (Zip code)
Registrant's telephone number, including area code: +44 7391 789784
Former name or address, if changed since last report:
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, nominal value £0.002 per share	CNTA	Nasdaq Stock Market, LLC*
American Depositary Shares, each representing one ordinary share, nominal value £0.002 per share	CNTA	Nasdaq Stock Market, LLC
*Not for trading, but only in connection with the listing of the American Depositary Shares on The Nasdaq Stock Market, LLC.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 22, 2023, the Company held its 2023 Annual General Meeting (the “Annual General Meeting”). Proxies were solicited pursuant to the Company’s definitive proxy statement filed on May 15, 2023 (the “Proxy Statement”), with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934, as amended. The number of Ordinary Shares entitled to vote at the Annual General Meeting was 95,615,373. The number of shares of Ordinary Shares present or represented by valid proxy at the Annual General Meeting was 74,194,544, thus establishing a quorum for the Annual General Meeting. All matters submitted to a vote of the Company’s shareholders at the Annual General Meeting were approved and the director nominees were elected. The voting results reported below are final.

Ordinary Resolutions	For	Against	Withheld	Broker Non-Votes
To re-appoint as a director Carol Stuckley, M.B.A., who retires by rotation in accordance with the Company’s articles of association.	73,869,967	243,946	80,631	—
To re-appoint as a director Brett Zbar, M.D., who retires by rotation in accordance with the Company’s articles of association.	73,820,796	293,108	80,640	—
To re-appoint as a director Mathias Hukkelhoven, Ph.D., who retires by rotation in accordance with the Company's articles of association.	73,845,513	268,291	80,740	—
To re-appoint KPMG LLP, a United Kingdom entity, as UK statutory auditors of the Company, to hold office until the conclusion of the next meeting at which the Company’s annual accounts and reports are laid before the Company.	74,152,822	10,473	31,249	—
To ratify the re-appointment of KPMG LLP, a Delaware limited liability partnership, as the Company’s independent registered public accounting firm, for the financial year ending December 31, 2023.	74,161,945	1,450	31,149	—
To authorize the Audit Committee to determine the Company’s auditors’ remuneration for the financial year ending December 31, 2023.	74,160,344	1,954	32,246	—
To receive and adopt our U.K. statutory annual accounts and reports for the financial year ended December 31, 2022 and to note that the Company’s directors do not recommend the payment of any dividend for the financial year ended December 31, 2022.	74,160,295	2,220	32,029	—
To receive and approve, on an advisory basis, the Company’s U.K. statutory directors’ remuneration report for the financial year ended December 31, 2022.	73,897,670	264,635	32,239	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    June 22, 2023

By:	/s/ Saurabh Saha
Name:	Saurabh Saha, M.D., Ph.D.
Title:	Chief Executive Officer